UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 23, 2006

TARRANT APPAREL GROUP
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA (State or Other Jurisdiction of Incorporation)	0-26006 (Commission File Number)	95-4181026 (I.R.S. Employer Identification No.)

3151 EAST WASHINGTON BOULEVARD LOS ANGELES, CALIFORNIA (Address of Principal Executive Offices)	90023 (Zip Code)

(323) 780-8250
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

   Amendment to Factoring Agreement with GMAC

        On January 23, 2006, we amended our existing Factoring Agreement, dated as of September 29, 2004 and as amended, by and among GMAC Commercial Finance LLC (“GMAC CF”), Tarrant Apparel Group and our subsidiaries, Fashion Resource (TCL), Inc., TAG Mex, Inc., United Apparel Ventures, LLC, Private Brands, Inc. and NO! Jeans, Inc.

        Pursuant to the terms of the amendment, the existing Factoring Agreement was amended to increase the amount we may borrow against inventory to the lesser of $5,000,000 or fifty percent (50%) of the value of Eligible Inventory (as defined). The $5,000,000 limit will be reduced to $4,000,000 on April 1, 2006 and will be further reduced to $3,000,000 on July 1, 2006. The maximum borrowing availability under the Factoring Agreement, based on a borrowing base formula, remained $40,000,000.

        All of the other material terms of the Factoring Agreement, including applicable interest rates and terms of repayment, including the maturity date and when repayment may be accelerated by GMAC CF, remained unchanged.

   Amendment to Credit Facility with UPS Capital

        On January 27, 2006, we entered into an amendment to our letter of credit facility with UPS Capital Global Trade Finance Corporation, or UPSC. Our subsidiaries in Hong Kong, Tarrant Company Limited, Marble Limited and Trade Link Holdings Limited (each, a “HK Subsidiary” and collectively, the “HK Subsidiaries”), entered into a Sixteenth Deed of Variation to Syndicated Letter of Credit Facility with UPSC, to be effective as of January 31, 2006 (the “Facility Amendment”).

        The Facility Amendment amended the HK Subsidiaries’ previously existing letter of credit facility with UPSC, pursuant to which our HK Subsidiaries may arrange for the issuance letters of credit and acceptances, to, among other things, extend the expiration date of the facility from January 31, 2006 to July 31, 2006. The Facility Amendment also provides for reductions in the maximum amount of borrowings under the facility to $12.0 million commencing on April 1, 2006, to $11.5 million commencing on May 1, 2006, to $11.0 million commencing on June 1, 2006 and to $10.5 million commencing on July 1, 2006. In connection with this amendment, we paid UPSC a fee of $40,000.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2006	TARRANT APPAREL GROUP By: /s/ Corazon Reyes _______________________________ Corazon Reyes, Chief Financial Officer

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